                                                                  EXHIBIT 99(A)

                             LETTER OF TRANSMITTAL

                          ALUMINUM COMPANY OF AMERICA

                           OFFER FOR ALL OUTSTANDING
                                % BONDS DUE 20
                                IN EXCHANGE FOR
                            % SERIES B BONDS DUE 20
                       WHICH HAVE BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,
              PURSUANT TO THE PROSPECTUS, DATED           , 1998

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
  , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

          Delivery To: PNC Bank, National Association, Exchange Agent


              By hand:                                  By Mail:
   PNC Bank, National Association            PNC Bank, National Association
            Two PNC Plaza                             Two PNC Plaza
              4th Floor                                 4th Floor
         620 Liberty Avenue                        620 Liberty Avenue
      Pittsburgh, PA 15222-2719                 Pittsburgh, PA 15222-2719
         Attn: Mark A. Rullo                       Attn: Mark A. Rullo



        By Overnight Courier:
   PNC Bank, National Association                     By Facsimile:
            Two PNC Plaza                    PNC Bank, National Association
              4th Floor                            Attn: Mark A. Rullo
         620 Liberty Avenue                     Telephone: (412) 762-2673
      Pittsburgh, PA 15222-2719                 Facsimile: (412) 762-8226
         Attn: Mark A. Rullo

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

  The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated           , 1998 (the "Prospectus"), of Aluminum Company of
America, a Pennsylvania Corporation (the "Issuer") and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to
$   ,000,000 of the Issuer's   % Series B Bonds due 20   which have been
registered under the Securities Act of 1933, as amended (the "New     %
Bonds"), for a like principal amount of the Issuer's issued and outstanding
  % Bonds due 20   (the "Old     % Bonds") from the registered holders thereof
(the "Holders").

  For each Old    % Bond accepted for exchange, the Holder of such Old   %
Bond will receive a New     % having a principal amount equal to that of the
surrendered Old    % Bond. The New Bond will bear interest from the most
recent date to which interest has been paid on the Old    % Bond or, if no
interest has been paid on the Old   % Bond, from June 16, 1998. Accordingly,
registered Holders of     % Bond on the relevant record date for the first
interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been
paid or, if no interest has been paid, from June 16, 1998. Old   % Bond
accepted for exchange will cease to accrue interest from and after the date of
consummation of the Exchange Offer. Holders of Old    % Bond whose Old    %
Bond are accepted for exchange will not receive any payment in respect of
accrued interest on such Old    % Bond otherwise
payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  This Letter is to be completed by a holder of Old    % Bond either if
certificates for such Old    % Bond are to be forwarded herewith or if a
tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter and that the Issuers may enforce this Letter against such participant.
Holders of Old    % Bonds whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry
tender of their Old    % Bonds into the Exchange Agent's account at the Book-
Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration
Date, must tender their Old    % Bonds according to the guaranteed delivery
procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  List below the Old    % Bonds to which this Letter relates. If the space
provided below is inadequate, the certificate numbers and principal amount of
Old     % Bonds should be listed on a separate signed schedule affixed hereto.

              DESCRIPTION OF OLD  % BONDS        1          2         3
----------------------------------------------------------------------------
                                                        AGGREGATE
                                                        PRINCIPAL
  NAME(S) AND ADDRESS(ES) OF                            AMOUNT OF PRINCIPAL
     REGISTERED HOLDER(S)                   CERTIFICATE  OLD  %     AMOUNT
  (PLEASE FILL IN, IF BLANK)                NUMBER(S)*   BOND(S)  TENDERED**
----------------------------------------------------------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
                                            Total

 * Need not be completed if Old    % Bonds are being tendered by book-entry
   transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have
   tendered ALL of the Old    % Bonds represented by the Old    % Bonds
   indicated in column 2. See Instruction 2. Old    % Bonds tendered hereby
   must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[_] CHECK HERE IF TENDERED OLD    % BONDS ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_________________________________________________

Account Number:___________________________  Transaction Code Number:___________

  By crediting the Old    % Bonds to the Exchange Agent's account at the Book-
Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an
"Agent's Message") in which the holder of the Old     % Bonds acknowledges and
agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of
such Old    % Bonds all provisions of this Letter (including all
representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[_] CHECK HERE IF TENDERED OLD    % BONDS ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):_______________________________________________

Window Ticket Number (if any):_________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Name of Institution Which Guaranteed Delivery:_________________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:________________________________________________________________

Transaction Code Number:_______________________________________________________

Name of Tendering Institution:_________________________________________________

[_] CHECK HERE IF TENDERED OLD    % BONDS ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:__________________________________________________________________________

Address:_______________________________________________________________________

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New
   % Bonds. If the undersigned is a broker-dealer that will receive New    %
Bonds for its own account in exchange for Old    % Bonds that were acquired as
a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus including its name and otherwise meeting the requirements of the Securities Act of 1933, as amended,
in connection with any resale of such New    % Bonds; however, by so
acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended. If the undersigned is a broker-dealer that
will receive New    % Bonds, it represents that the Old    % Bonds to be
exchanged for the New    % Bonds were acquired as a result of market-making
activities or other trading activities.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old
   % Bonds indicated above. Subject to, and effective upon, the acceptance for
exchange of the Old    % Bonds tendered hereby, the undersigned hereby sells,
assigns and transfers to, or upon the order of, the Issuer all right, title
and interest in and to such Old    % Bonds as are being tendered hereby.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with
respect to such tendered Old    % Bonds, with full power of substitution,
among other things, to cause the Old    % Bonds to be assigned, transferred
and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer
the Old    % Bonds, and to acquire Exchange Notes issuable upon the exchange
of such tendered Old    % Bonds, and that, when the same are accepted for
exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned
hereby further represents that any New    % Bonds acquired in exchange for Old
   % Bonds tendered hereby will have been acquired in the ordinary course of
business of the person receiving such New    % Bonds, whether or not such
person is the undersigned, that neither the Holder of such Old    % Bonds nor
any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the
distribution of such New    % Bonds and that neither the Holder of such Old
   % Bonds nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers.

  The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third
parties, that the New    % Bonds issued pursuant to the Exchange Offer in
exchange for the Old    % Bonds may be offered for resale, resold and
otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus
delivery provisions of the Securities Act, provided that such New    % Bonds
are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such
New    % Bonds. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to
engage in, a distribution of New    % Bonds and has no arrangement or
understanding to participate in a distribution of New    % Bonds. If any
Holder is an affiliate of the Issuer, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the
New    % Bonds to be acquired pursuant to the Exchange Offer, such Holder (i)
could not rely on the applicable interpretations of the staff of the SEC and
(ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the
undersigned is a broker-dealer that will receive New    % Bonds for its own
account in exchange for Old    % Bonds, it represents that the Old    % Bonds
to be exchanged for the New    % Bonds were acquired by it as a result of
market-making activities or other trading activities and acknowledges that it will deliver a prospectus including its name and otherwise meeting the requirements of the Securities Act in connection with any resale of such New
   % Bonds; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the
sale, assignment and transfer of the Old    % Bonds tendered hereby. All
authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance
Instructions" below, please deliver the New    % Bonds (and, if applicable,
substitute certificates representing Old    % Bonds for any Old    % Bonds not
exchanged) in the name of the undersigned or, in the case of a book-entry
delivery of Old    % Bonds, please credit the account indicated above
maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please
send the New    % Bonds (and, if applicable, substitute certificates
representing Old    % Bonds for any Old    % Bonds not exchanged) to the
undersigned at the address shown above in the box entitled "Description of Old
   % Bonds."

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD    %
BONDS" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD
   % BONDS AS SET FORTH IN SUCH BOX ABOVE.
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if
 certificates for Old    % Bonds
 not exchanged and/or New    %
 Bonds are to be issued in the name
 of someone other than the person
 or persons whose signature(s)
 appear(s) on this Letter above, or
 if Old    % Bonds delivered by
 book-entry transfer which are not
 accepted for exchange are to be
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than the
 amount indicated above.

 Issue: New   % Bonds and/or Old
   % Bonds to:

 Name(s):___________________________
                             (PLEASE TYPE OR PRINT)

 -----------------------------------
                             (PLEASE TYPE OR PRINT)

 Address:___________________________

 -----------------------------------
                                   (ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

 [_] Credit unexchanged Old   % Bonds
     delivered by book-entry transfer
     to the Book-Entry Transfer
     Facility account set forth
     below.

                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if
 certificates for Old    % Bonds
 not exchanged and/or New    %
 Bonds are to be sent to someone
 other than the person or persons
 whose signature(s) appear(s) on
 this Letter above or to such
 person or persons at an address
 other than shown in the box
 entitled "Description of Old    %
 Bonds" on this Letter above.

 Mail: New   % Bonds and/or Old   %
 Bonds to:

 Name(s):___________________________
                             (PLEASE TYPE OR PRINT)

 ___________________________________
                             (PLEASE TYPE OR PRINT)

 Address:___________________________

 -----------------------------------
                                   (ZIP CODE)

   IMPORTANT: THIS LETTER OR A FAC-
 SIMILE HEREOF OR AN AGENT'S MES-
 SAGE IN LIEU THEREOF (TOGETHER
 WITH THE CERTIFICATES FOR OLD  %
 BONDS OR A BOOK-ENTRY CONFIRMATION
 AND ALL OTHER REQUIRED DOCUMENTS
 OR THE NOTICE OF GUARANTEED DELIV-
 ERY) MUST BE RECEIVED BY THE EX-
 CHANGE AGENT PRIOR TO 5:00 P.M.,
 NEW YORK CITY TIME, ON THE EXPIRA-
 TION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 Dated:                 , 1998

 x______________________________________________________________________, 1998

 x______________________________________________________________________, 1998
                    SIGNATURE(S) OF OWNER                          DATE

 Area Code and Telephone Number_______________________________________________

 This Letter must be signed by the registered holder(s) as the name(s)
 appear(s) on the certificate(s) for the Old    % Bonds hereby tendered or on
 a security position, on listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

 Name(s):_____________________________________________________________________

 -----------------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)

 Capacity:____________________________________________________________________

 Address:_____________________________________________________________________
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

 Signature(s) Guaranteed by
 an Eligible Institution:

 -----------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

 -----------------------------------------------------------------------------
                                    (TITLE)

 -----------------------------------------------------------------------------
                                (NAME AND FIRM)

 Dated:                 , 1998

                                 INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR
      THE    % BONDS DUE 20   OF ALUMINUM COMPANY OF AMERICA IN EXCHANGE
      FOR THE   % SERIES B BONDS DUE 20   OF ALUMINUM COMPANY OF AMERICA,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1. DELIVERY OF THIS LETTER AND   % BONDS; GUARANTEED DELIVERY PROCEDURES.

  This letter is to be completed by holders of Old    % Bonds either if
certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered
Old    % Bonds, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must
comply with the guaranteed delivery procedures set forth below. Old    % Bonds
tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  Holders whose certificates for Old    % Bonds are not immediately available
or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old
   % Bonds pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of
Old    % Bonds and the amount of Old    % Bonds tendered, stating that the
tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for
all physically tendered Old    % Bonds, in proper form for transfer, or a
Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old
   % Bonds, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

  The method of delivery of this Letter, the Old    % Bonds and all other
required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by
the Exchange Agent. If Old    % Bonds are sent by mail, it is suggested that
the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

  If less than all of the Old    % Bonds evidenced by a submitted certificate
are to be tendered, the tendering holder(s) should fill in the aggregate
principal amount of Old    % Bonds to be tendered in the box above entitled
"Description of Old    % Bonds--Principal Amount Tendered." A reissued
certificate representing the balance of nontendered Old    % Bonds will be
sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD BONDS DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter is signed by the Holder of the Old    % Bonds tendered
hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book-Entry Transfer Facility's security
position listing as the holder of such Old    % Bonds without any change
whatsoever.

  If any tendered Old    % Bonds are owned of record by two or more joint
owners, all of such owners must sign this Letter.

  If any tendered Old    % Bonds are registered in different names on several
certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  When this Letter is signed by the registered holder or holders of the Old
   % Bonds specified herein and tendered hereby, no endorsements of
certificates or separate bond powers are required. If, however, the New    %
Bonds are to be issued, or any untendered Old    % Bonds are to be reissued,
to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

  If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

  ENDORSEMENTS ON CERTIFICATES FOR OLD    % BONDS OR SIGNATURES ON BOND POWERS
REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION").

  SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION,
PROVIDED THE OLD    % BONDS ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD
   % BONDS (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT

IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY
POSITION LISTING AS THE HOLDER OF SUCH OLD    % BONDS) WHO HAS NOT COMPLETED
THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering holders of Old    % Bonds should indicate in the applicable box
the name and address to which New    % Bonds issued pursuant to the Exchange
Offer and/or substitute certificates evidencing Old    % Bonds not exchanged
are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be
indicated. Noteholders tendering Old    % Bonds by book-entry transfer may
request that Old    % Bonds not exchanged be credited to such account
maintained at the Book-Entry Transfer Facility as such noteholder may
designate hereon. If no such instructions are given, such Old    % Bonds not
exchanged will be returned to the name and address of the person signing this Letter.

5. TAXPAYER IDENTIFICATION NUMBER.

  Federal income tax law generally requires that a tendering holder whose Old
   % Bonds are accepted for exchange must provide PNC Bank, National Association (the "Paying Agent") with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Paying Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such
tendering holder of New    % Bonds may be subject to backup withholding in an
amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

  Exempt holders of Old % Bonds (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  To prevent backup withholding, each tendering holder of Old    % Bonds must
provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a
TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the
tendering holder of Old    % Bonds is a nonresident alien or foreign entity
not subject to backup withholding, such holder must give the Paying Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained
from the Paying Agent. If the Old    % Bonds are in more than one name or are
not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Paying Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Paying Agent.

  The information requested above should be directed to the Paying Agent at the following address:

           Delivery To: PNC Bank, National Association, Paying Agent

              By Hand:                                By Mail:
   PNC Bank, National Association          PNC Bank, National Association
            Two PNC Plaza                          Two PNC Plaza
              4th Floor                              4th Floor
          620 Liberty Ave.                        620 Liberty Ave.
      Pittsburgh, PA 15222-2719              Pittsburgh, PA 15222-2719
         Attn: Mark A. Rullo                    Attn: Mark A. Rullo

        By Overnight Courier:                      By Facsimile:
   PNC Bank, National Association          PNC Bank, National Association
            Two PNC Plaza                       Attn: Mark A. Rullo
              4th Floor                      Telephone: (412) 762-2673
          620 Liberty Ave.                   Facsimile: (412) 762-8226
      Pittsburgh, PA 15222-2719
         Attn: Mark A. Rullo

Confirm by Telephone: (412) 762-2673

6. TRANSFER TAXES.

  The holders will be obligated to pay all transfer taxes, if any, applicable
to (i) the transfer of Old    % Bonds to the Issuer or the Issuer's order
pursuant to the Exchange Offer or (ii) any other sale or disposition of the
Old    % Bonds. Holders who instruct the Issuers to register New    % Bonds in
the name of, or request that Old    % Bonds not tendered or not accepted in
the Exchange Offer be returned to a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR
TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD    % BONDS SPECIFIED IN THIS
LETTER.

7. WAIVER OF CONDITIONS.

  The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be
accepted. All tendering holders of Old    % Bonds, by execution of this Letter
or an Agent's Message in lieu thereof, shall waive any right to receive notice
of the acceptance of their Old    % Bonds for exchange.

  Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old
   % Bonds nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD BONDS.

  Any holder whose Old    % Bonds have been mutilated, lost, stolen or
destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS.

  Tenders of Old    % Bonds may be withdrawn at any time prior to 5:00 p.m.,
New York City time, on the Expiration Date.

  For a withdrawal of a tender of Old    % Bonds to be effective, a written
notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having
tendered the Old    % Bonds to be withdrawn (the "Depositor"), (ii) identify
the Old    % Bonds to be withdrawn (including certificate number or numbers
and the principal amount of such Old    % Bonds), (iii) contain a statement
that such holder is withdrawing his election to have such Old    % Bonds
exchanged, (iv) be signed by the holder in the same manner as the original
signature on the Letter by which such Old    % Bonds were tendered (including
any required signature guarantees) or be accompanied by documents of transfer
to have the Trustee with respect to the Old    % Bonds register the transfer
of such Old    % Bonds in the name of the person withdrawing the tender and
(v) specify the name in which such Old    % Bonds are registered, if different
from that of the Depositor. If Old    % Bonds have been tendered pursuant to
the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility
to be credited with the withdrawn Old    % Bonds and otherwise comply with the
procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties.
Any Old    % Bonds so withdrawn will be deemed not to have been validly
tendered for exchange for purposes of the Exchange Offer and no New    % Bonds
will be issued with respect thereto unless the Old    % Bonds so withdrawn are
validly retendered. Any Old    % Bonds that have been tendered for exchange
but which are not exchanged for any reason will be returned to the Holder
thereof without cost to such Holder (or, in the case of Old    % Bonds
tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus,
such Old    % Bonds will be credited to an account maintained with the Book-
Entry Transfer Facility for the Old    % Bonds) as soon as practicable after
withdrawal, rejection of tender or termination of the Exchange Offer. Properly
withdrawn Old    % Bonds may be retendered by following the procedures
described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                  PAYOR'S NAME: PNC BANK, NATIONAL ASSOCIATION

                        PART 1--PLEASE PROVIDE YOUR     TIN:
                        TIN IN THE BOX AT RIGHT AND         ------------------
                        CERTIFY BY SIGNING AND                 Employer
                        DATING BELOW.                   Identification Number
                                                          or Social Security
                                                                Number
                       --------------------------------------------------------
 SUBSTITUTE             PART 2--TIN APPLIED FOR [_]
                       --------------------------------------------------------
 FORM W-9               PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
                        ("TIN") AND CERTIFICATION

 DEPARTMENT OF THE      CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
 TREASURY               CERTIFY THAT:

 INTERNAL REVENUE
 SERVICE                (1) the number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me).

 PAYER'S REQUEST FOR
 TAXPAYER

 IDENTIFICATION         (2) I am not subject to backup withholding either
 NUMBER ("TIN") AND         because: (a) I am exempt from backup
 CERTIFICATION              withholding, or (b) I have not been notified by
                            the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                        (3) any other information provided on this form is
                            true and correct.

                       --------------------------------------------------------

                        SIGNATURE _______________________________________DATE
                       --------------------------------------------------------
                        You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.



       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 --------------------------------------  -------------------------------------
             SIGNATURE                                   DATE